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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
Date of Report (Date of earliest event report) March 9, 2000 (March 3, 2000)
                                               -----------------------------


                         CITIZENS FIRST FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

             Delaware                      1-4274               37-1351861
             --------                      ------               ----------
      (State or other jurisdiction of    (Commission           IRS Employer
      incorporation or organization)     File Number)       Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 5. Other Events

Citizens First Financial Corp., announced that the time of its Annual Meeting of Shareholders has been changed from 10:00 a.m. to 3:00 p.m. The meeting date will remain April 24, 2000.

A press release announcing the change is attached as Exhibit 99.1.


Exhibit No.                                                          Page
----------                                                           ----
99.1                   Press release dated March 3, 2000              3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 9, 2000                 By:  /s/ C. William Landefeld
                                           -------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated:   March 9, 2000                 By:  /s/ Dallas G. Smiley
                                           ----------------------
                                          Dallas G. Smiley
                                          Senior Vice-President and
                                          Chief Financial Officer





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